EXHIBIT 10.20

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. __________

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                           ASTRATA GROUP INCORPORATED

         THIS CERTIFIES that, for value received, [_________] is entitled to purchase from ASTRATA GROUP INCORPORATED, a Nevada corporation (the "Corporation"), subject to the terms and conditions hereof, 150,000 shares (the "Warrant Shares") of common stock, $0.0001 par value (the "Common Stock"). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the "Warrant" and the holder of this Warrant is referred to as the "Holder." The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on [_____ __], 2008 (the "Termination Date").

         1. EXERCISE OF WARRANTS.

            (a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $5.00 per share, subject to adjustment as provided herein (the "Exercise Price"), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

            (b) If, but only if, at any time after one year from the date of grant of this Warrant there is no effective registration statement1 registering the resale of the Common Stock underlying this Warrant by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which, at any time prior to the Termination Date, the Holder of this Warrant may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into Warrant Shares by surrendering this Warrant at the principal office of the Corporation, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, within five (5) days of the date the Notice of Exchange is received by the Corporation (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to

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1    The Holder shall be accorded  registration rights in respect of such shares of Common Stock underlying this Warrant that are equivalent to, and on a PARI PASSU basis with, the registration rights to be accorded in connection with the issuance of the Conversion Shares (as that term is defined in Section 4 of that certain Convertible Promissory Note of the Corporation, dated as of February [__], 2005, in favor of the Holder).

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subscribe  for and  acquire  the number of Warrant  Shares  (rounded to the next highest integer) equal to the quotient obtained by dividing [(A-B) multiplied by
(X)] by (A), where:

                  (A) = the Closing Bid Price (as hereinafter defined) on the trading day preceding the date on which the Company receives the Exercise Documentation;

                  (B) =  the exercise price of this Warrant, as adjusted; and

                  (X) = the number of shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of this Warrant.

         2. RESERVATION OF WARRANT SHARES. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

         3. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

         4. TRANSFERABILITY OF WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.

         5. CERTAIN ADJUSTMENTS. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

            (a) MERGER OR CONSOLIDATION. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

            (b) RECLASSIFICATION, RECAPITALIZATION, ETC. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

            (c) SPLIT OR COMBINATION OF COMMON STOCK AND STOCK DIVIDEND. In case the Corporation shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

            (d) ISSUANCES OF ADDITIONAL SHARES OF COMMON STOCK. If at any time prior to the exercise of this Warrant, the Corporation shall offer, sell, or grant any option to purchase or offer, sell, or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition), Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration

                                      -2-

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per share  less than the  Exercise  Price in  effect  immediately  prior to such issuance or sale, then forthwith upon the occurrence of any such event (the "Dilutive Issuance") the Exercise Price shall be reduced to a price (computed to the nearest cent; the "Adjusted Exercise Price") determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Exercise Price and (B) the consideration, if any, received by the Corporation upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance. The Company shall notify the Holder in writing, no later than three trading days following the issuance of any Additional Shares of Common Stock subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For clarification, whether or not the Company provides a Dilutive Issuance Notice, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive that number of Warrant Shares set forth in the Holder's Notice of Exercise based upon the Adjusted Exercise Price regardless of whether the Holder accurately refers to the Adjusted Exercise Price in the Notice of Exercise.

            As used herein, "Additional Shares of Common Stock" shall mean all shares of Common Stock or any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock (including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, at an effective price per share which is less than the Exercise Price then in effect. If the Corporation issues any securities convertible or exchangeable into Common Stock, the maximum number of shares of Common Stock issuable thereunder shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, if the consideration per share of such Additional Shares of Common Stock (as hereinafter determined) is less than the Exercise Price then in effect. Additional Shares of Common Stock, however, shall not include the issuance of
(i) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose and (ii) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities.

         6. LEGEND AND STOP TRANSFER ORDERS. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         7. REDEMPTION. The Corporation shall have the right, upon 30 days' written notice to the Holder (the "Redemption Notice"), to redeem all or any portion of this Warrant at a price equal to $ 0.50 per Warrant Share, provided that (i) the Warrant Shares have been registered for resale pursuant to the Securities Act, and are freely tradable without restriction or legend for at least the 30-day period preceding such notice and (ii) the Closing Bid Price (as hereinafter defined) for the Common Stock has been at least $10.00 (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like) for each trading day in the 20-trading day period immediately preceding the date of the Redemption Notice from the Corporation to the Holder. During such 30-day period, the Holder may exercise this Warrant in whole or in part in the manner set forth in Section 1 as if the Corporation had not delivered the Redemption Notice to the Holder. As used herein, "Closing Bid Price", shall mean the closing bid price of the Common

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Stock as reported by Bloomberg  Financial L.P. on the date(s) in question (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) (and, if no closing bid price is reported, the closing price as so reported, and if neither the closing bid price nor the closing price is so reported, the last reported price of the Common Stock as determined by an independent evaluator mutually agreed to by the Holder and the Corporation).

         8. MISCELLANEOUS. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy, or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the Holder. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen, or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this _____ day of ___________________, 2005.

                                 ASTRATA GROUP INCORPORATED


                                 By:__________________________________________
                                    Martin Euler, Chief Financial Officer

                                      -4-

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                              WARRANT EXERCISE FORM

            TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE WARRANT

To:      Astrata Group Incorporated
         1801 Century Park East, Suite 1830            Dated____________________
         Los Angeles, CA  90067
         Attn:  Martin Euler, CFO

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (CHECK APPLICABLE
BOX):

     |_| ____________ shares of the Common Stock of Astrata Group Incorporated covered by such Warrant; or

     |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (CHECK APPLICABLE BOX OR BOXES):

     |_|  $__________ in lawful money of the United States; and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

     |_| ______ if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

________________________________________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

________________________________________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.


                                         _______________________________________
                                         Signature of Holder

                                         SIGNATURE GUARANTEE:

                                      -5-

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                                 ASSIGNMENT FORM

                   (To assign the foregoing warrant, execute this form. Do not use this form to exercise the warrant.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________ whose address is

________________________________________________________________________________

________________________________________________________________________________


                                          Dated:  _____________________, _______


                  Holder's Signature:___________________________________________

                  Holder's Address:_____________________________________________

Signature Guaranteed:  _________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust Corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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